UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2005

ENTREMED, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20713	58-1959440

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9640 Medical Center Drive
Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

EntreMed, Inc. (the “Company”) grants various awards to its directors, executive officers and other employees under the 2001 Long Term Incentive Plan, as amended. On March 8, 2005, the Compensation Committee approved future awards of up to 150,000 shares of restricted stock to James S. Burns, the Company’s President and CEO. The awards of restricted stock only will be made upon the attainment of stock price-based performance milestones. In addition, upon receipt, the awards will be subject to additional vesting requirements.

The form of letter agreement between the Company and Mr. Burns and the form of award agreement for the granting of restricted stock are attached hereto as exhibits and are hereby incorporated by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     10.1      Form of Letter Agreement between EntreMed, Inc. and James S. Burns

     10.2      Form of Restricted Stock Award under EntreMed, Inc. 2001 Long-Term Incentive Plan, as Amended

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTREMED, INC.
/s/ Dane R. Saglio
Dane R. Saglio
Chief Financial Officer

Date: March 11, 2005

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EXHIBIT INDEX

Designation	Description
10.1	Form of Letter Agreement between EntreMed, Inc. and James S. Burns

10.2	Form of Restricted Stock Award under EntreMed, Inc. 2001 Long-Term Incentive Plan, as Amended

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